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Scudder Municipal Income Trust

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	NYSE Symbol	CUSIP Number
Scudder Municipal Income Trust	XKTFX	8118R604

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary May 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.88%	9.27%	6.91%	6.72%	7.27%
Based on Market Price	1.64%	7.39%	2.72%	3.07%	6.28%

Net Asset Value and Market Price
	As of 5/31/02	As of 11/30/01
Net Asset Value	$ 11.95	$ 11.87
Market Price	$ 11.19	$ 11.37

Distribution Information
Six Months: Income Dividends (common shareholders)	$ .36
May Income Dividend (common shareholders)	$ .06
Current Annualized Distribution Rate (based on Net Asset Value)+	6.03%
Current Annualized Distribution Rate (based on Market Price)+	6.43%
Tax Equivalent Distribution Rate (based on Net Asset Value)+	9.82%
Tax Equivalent Distribution Rate (based on Market Price)+	10.47%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 38.6%. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, the Scudder Municipal Income Trust management team of Lead Portfolio Manager Philip G. Condon and Portfolio Manager Eleanor R. Brennan discuss the trust's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the six-month period ended May 31, 2002?

A: Municipal bonds showed their strength over the last six months, as investors sought refuge from stormier weather among equity and lower-quality bond securities. Tax-free bonds outperformed equities and high-yield bonds in the six months ended May 31, 2002. The success of tax-free issues was due, in part, to investors' flight to quality during last year's recession, as well as concerns regarding corporate accounting irregularities and the potential for war in the Middle East.

Municipal bonds delivered strong results (Six-month period ended May 31, 2002)
Lehman Brothers Municipal Bond Index	2.56%
Lehman Brothers Aggregate Bond Index	2.25
S&P 500	-5.69

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index.
The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
The S&P 500 Index is an unmanaged index widely regarded as representative of the equity market in general.
It is not possible to invest directly in an index.

Q: How did Scudder Municipal Income Trust perform during the six-month period ended May 31, 2002, and how did the trust's positioning affect its performance?

A: Scudder Municipal Income Trust earned solid relative results during the period. On a market price basis, the trust rose 1.64 percent during the period. For the six-month period ended May 31, 2002, the trust gained 3.88 percent on a net asset value basis, versus the 3.71 percent return of its average peer in the Lipper General Municipal Debt Funds (Leveraged) category. In contrast, the Lehman Brothers Municipal Bond Index gained 2.56 percent.

During the period, the federal funds rate* remained at historical lows. The federal funds rate was set at 1.75 percent in December 2001, where it remained as of May 31, 2002. As interest rates remained at historical lows, the trust benefited from the attractive rates afforded to it through its outstanding shares, thus optimizing the return to investors.

* The federal funds rate is the rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

The trust also benefited from its focus on intermediate-term securities as the yield curve steepened during the period. (The yield curve is the graphical relationship between yield and maturity among bonds of different maturities and the same credit quality.) As the yield curve steepened, intermediate-term bonds saw their yields decline, and therefore they provided strong returns relative to slightly longer-term issues. Also, the trust's stake in premium-coupon bonds aided performance. Premium-coupon issues have a higher coupon, and therefore may have lower price volatility in down markets than bonds with lower coupons.

The trust's long-term results remain strong. The trust ranks 4, 2, 5 and 6 for the one-, three-, five- and 10-year periods, respectively. For these time periods, there were 50, 48, 45 and 24 funds, respectively, in the Lipper General Municipal Debt Funds category. (Please see the performance summary on page 3 for standardized return figures for each time period.)

Q: How did the yield curve react during the period?

A: We generally saw the municipal bond yield curve become steeper. The shorter-term portion of the yield curve, in particular, became steeper, while the intermediate- and long-term portions saw less of a change. However, on a month-to-month basis, the yield curve has oscillated, at times steepening and at others times flattening. Still, on a historical basis, the yield curve remains steep.

Specifically, as of November 30, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 313 basis points (or 3.13 percentage points). The difference between those maturities had increased to 342 basis points (or 3.42 percentage points) as of May 31, 2002. The yields on individual 10-year AAA-rated municipal bonds declined slightly in the past six months. A 10-year AAA-rated municipal bond is now yielding 4.16 percent, four basis points less than the 4.20 percent it was yielding as of November 30, 2001.

Municipal bond yield curve

Source: Municipal Market Data

Q: How are you positioning Scudder Municipal Income Trust for the road ahead?

A: In recent months, we have seen better value in longer-term intermediate issues as the municipal bond yield curve has steepened, particularly among intermediate- to long-term maturities. (Intermediate issues generally have maturities in the range of eight to 15 years.) In response, we have begun to extend into municipal bonds with slightly longer maturities, while keeping the portfolio's duration neutral. Keeping in mind that bond prices typically rise as yields fall, should the yield curve flatten, we would expect longer-term municipal bonds to perform better on a relative value basis than shorter-term maturities.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: We remain positive about the prospects for the municipal bond market. However, certain states have had their credit ratings downgraded by some bond agencies as tax receipts decreased following the recent economic downturn. That drop in tax revenue has left some states with gaps between their budgeted expenses and revenues. As a result, we plan to focus on adding to our stake in essential service bonds, which include debt that funds water departments, transportation systems and sewer systems. These types of bonds typically have more stable revenue streams than a state's general obligation debt.

We believe the best opportunities for value are in intermediate bonds with slightly longer maturities. We expect ongoing investor interest in fixed-income securities as investors continue to examine their asset allocations and possibly determine that they still have outsized portions of their portfolios in equities. Such reallocation would bode well for the bond market. Further, bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio. Moreover, we believe tax-free bonds remain attractive on an after-tax basis versus U.S. Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary May 31, 2002

Portfolio Composition	5/31/02	11/30/01

Revenue Bonds	71%	71%
General Obligation Bonds	14%	15%
U.S. Government Secured	10%	9%
Lease Obligations	5%	5%
	100%	100%

Quality	5/31/02	11/30/01

AAA	72%	73%
AA	7%	8%
A	8%	8%
BBB	8%	7%
BB	1%	1%
B	1%	-
Not Rated	3%	3%
	100%	100%

Interest Rate Sensitivity	5/31/02	11/30/01

Average Maturity	9.0 years	9.0 years
Duration	6.3 years	6.8 years

Top Five State Allocations at May 31, 2002 (40.3% of Investment Portfolio)

Texas	13.0%
Illinois	8.0%
Colorado	6.5%
New York	6.4%
New Jersey	6.4%

Portfolio Composition, Quality, Interest Rate Sensitivity and Top Five State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Municipal Investments 154.7%
Alabama 5.1%
Alabama, Port Authority Revenue, Docks Department, 6.3%, 10/1/2021 (b)	8,250,000	8,769,503
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,470,025
Huntsville, AL, Water & Sewer Revenue, 5.75%, 10/1/2011 (b)	8,560,000	9,274,503
		23,514,031
Arizona 1.6%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,290,080
California 1.1%
Sacramento County, CA, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,261,400
Colorado 10.0%
Adams County, CO, Multi Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026	6,000,000	6,121,492
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,042,310
Colorado, Hospital & Healthcare Revenue, Poudre Valley Healthcare Facilities:
Series A, 5.5%, 12/1/2017	6,145,000	6,427,056
Series A, 6.0%, 12/1/2015	5,705,000	6,249,257
Series A, 6.0%, 12/1/2016	2,000,000	2,182,820
Colorado, Single Family Housing Revenue, Series B2, 7.25%, 10/1/2031	1,370,000	1,526,577
Colorado, Transportation/Tolls Revenue, Anticipation Note, 6.0%, 6/15/2011 (b)	10,000,000	11,344,300
Denver, CO, Airport Revenue:
Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,465,550
Series C, Prerefunded, 6.75%, 11/15/2013	325,000	338,566
Series C, 6.75%, 11/15/2013	2,455,000	2,539,722
Series C, Prerefunded, 6.75%, 11/15/2022	690,000	718,801
Series C, 6.75%, 11/15/2022	2,610,000	2,700,071
		46,656,522
District of Columbia 9.2%
District of Columbia, ETM, Prerefunded, 5.5%, 6/1/2014 (b)	640,000	693,946
District of Columbia, Core City GO:
Series A, 5.25%, 6/1/2027 (b)	12,500,000	12,395,125
Series B, 5.5%, 6/1/2011	25,000,000	27,366,000
District of Columbia, State GO, Series A, 5.5%, 6/1/2014	1,860,000	1,984,825
		42,439,896
Florida 6.3%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	13,306,670
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (b)	7,735,000	2,618,530
Series B, Prerefunded, Zero Coupon, 10/1/2024 (b)	16,955,000	5,055,303
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	950,070
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,877,404
6.0%, 7/1/2014 (b)	1,000,000	1,122,460
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare, 5.75%, 12/1/2032	1,000,000	999,290
Palm Beach County, FL, School District (REV) Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b)	2,850,000	3,222,467
		29,152,194
Hawaii 8.5%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	9,994,600
Hawaii, Electric Revenue, Department of Budget & Finance:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,343,228
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,139,840
Hawaii, Port Authority Revenue:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,274,943
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,469,097
Hawaii, State GO Lease, Series CU, 5.875%, 10/1/2016 (b)	3,220,000	3,647,745
Hawaii, State GO, Series CT, 5.75%, 9/1/2014 (b)	2,310,000	2,609,769
		39,479,222
Idaho 0.4%
Idaho, Single Family Housing Revenue:
Series C2, 6.9%, 7/1/2025	1,270,000	1,290,244
Series A2, 7.875%, 7/1/2021	650,000	650,598
		1,940,842
Illinois 12.4%
Chicago, IL, Airport Revenue, O'Hare International Airport, 5.5%, 1/1/2014 (b)	10,000,000	10,474,200
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines Project, 8.2%, 12/1/2024	4,775,000	4,784,741
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b)	2,085,000	2,389,535
Series A, Prerefunded, 6.125%, 1/1/2015 (b)	2,000,000	2,309,260
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,232,780
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b)	1,000,000	1,146,060
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,101,570
Chicago, IL, Skyway Toll Bridge Revenue, Prerefunded, 6.75%, 1/1/2014	2,775,000	3,022,808
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
5.625%, 10/1/2013 (b)	2,695,000	2,938,844
5.625%, 10/1/2015 (b)	1,710,000	1,844,868
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,302,160
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,400,875
Illinois, Hospital & Healthcare Revenue, Childrens Memorial Hospital, Series A, 5.625%, 8/15/2019 (b)	4,000,000	4,139,040
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,671,287
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series A, 5.5%, 6/15/2017 (b)	3,510,000	3,800,417
Will County, IL, Industrial Development Revenue, Mobil Oil Refining Corp. Project, 6.0%, 2/1/2027	2,000,000	2,075,900
		57,634,345
Indiana 7.0%
Indiana, Hospital & Healthcare Revenue, Charity Obligation Group, Series D, 5.25%, 11/15/2015	5,200,000	5,298,852
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority, Sisters of St. Francis, 5.5%, 11/1/2031	10,000,000	9,863,200
Indiana, Hospital & Healthcare Revenue, Riverview Hospital Project: 5.5%, 8/1/2019	1,300,000	1,219,569
5.5%, 8/1/2024	1,000,000	910,020
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b)	14,000,000	15,256,220
		32,547,861
Kansas 0.7%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	3,067,260
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.: Series A, 6.5%, 10/1/2020	2,000,000	2,061,380
Series A, 6.625%, 10/1/2028	4,000,000	4,108,680
		6,170,060
Louisiana 2.1%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,230,900
Louisiana, Public Facilities Authority, Lafayette General Medical Center Project, Prerefunded, 6.5%, 10/1/2022 (b)	7,350,000	7,616,879
		9,847,779
Maine 3.5%
Maine, Hospital & Healthcare Revenue, Series B, Prerefunded, 7.0%, 7/1/2024	4,230,000	4,718,734
Maine, Hospital & Healthcare Revenue: Series D, 5.7%, 7/1/2013 (b)	5,000,000	5,235,000
Series B, Prerefunded, 7.0%, 7/1/2024 (b)	90,000	100,399
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,265,120
		16,319,253
Maryland 2.2%
Howard County, MD, Multi Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,436,900
Howard County, MD, Multi Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,142,730
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, Doctors Community Hospital, 5.5%, 7/1/2024	1,000,000	893,760
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,701,550
		10,174,940
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (b)	8,000,000	8,613,440
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,159,650
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015	3,000,000	3,113,760
		16,886,850
Michigan 2.2%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,427,595
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,583,886
5.75%, 6/1/2016 (b)	4,640,000	4,998,626
		10,010,107
Minnesota 2.3%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	4,850,234
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT:
Series B, 5.5%, 1/1/2010 (b)	3,035,000	3,256,585
Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,628,225
		10,735,044
Missouri 1.9%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital: Prerefunded, 6.5%, 2/15/2021	760,000	860,875
6.5%, 2/15/2021	365,000	374,994
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	4,000,000	4,023,560
St. Louis, MO, County GO Lease, Regional Convention & Sports Complex Authority, Series C, 7.9%, 8/15/2021	155,000	159,348
St. Louis, MO, Regional Convention & Sports Complex Authority, Series C, Prerefunded, 7.9%, 8/15/2021	3,000,000	3,215,610
		8,634,387
Nevada 2.5%
Las Vegas, NV, Core City GO, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	2,884,910
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,747,757
Washoe County, NV, School District GO, 5.75%, 6/1/2014 (b)	5,450,000	5,906,656
		11,539,323
New Hampshire 0.7%
Nashua, NH, Hospital & Healthcare Revenue, Nashua Memorial Hospital, 6.0%, 10/1/2023	3,000,000	3,001,950
New Jersey 9.8%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019	5,000,000	6,029,300
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,884,071
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,279,446
New Jersey, State Agency GO Lease, Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017	10,000,000	11,247,600
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, 5.75%, 5/1/2013	6,000,000	6,577,500
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, 5.6%, 1/1/2017 (b)	8,000,000	8,615,280
		45,633,197
New Mexico 0.2%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series B, 8.3%, 3/1/2020	920,000	956,322
New York 9.9%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2015 (b)	3,390,000	3,806,495
New York, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, 6.125%, 11/15/2014	2,000,000	2,269,080
Series B, 6.125%, 11/15/2015	3,000,000	3,392,760
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,799,630
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,657,200
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,016,740
New York, Transportation/Tolls Revenue:
5.625%, 4/1/2013 (b)	5,000,000	5,442,750
5.75%, 4/1/2014 (b)	2,000,000	2,186,820
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015	5,000,000	5,100,300
Series F, 5.25%, 8/1/2015 (b)	10,380,000	10,774,336
Series D, 7.5%, 8/1/2003	310,000	312,756
Series D, 7.5%, 8/1/2004	755,000	761,712
Niagara Falls, NY, Airport Revenue, Greater Buffalo International Airport, Series A, 6.25%, 4/1/2024 (b)	5,750,000	6,104,718
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014 (b)	1,180,000	1,274,046
		45,899,343
North Carolina 1.5%
Catawba, NC, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	3,000,000	3,231,900
Charlotte, NC, Airport Revenue, AMT: Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,664,710
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,226,925
		7,123,535
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,621,102
Ohio 2.9%
Cuyahoga County, OH, Hospital Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024	2,350,000	2,643,515
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	4,842,060
Lorain County, OH, Hospital & Healthcare Revenue, Catholic Health Care Partners, Series A, 5.25%, 10/1/2033	2,500,000	2,383,625
Ohio, Higher Education Revenue, University of Findlay Project: 6.125%, 9/1/2016	2,000,000	2,058,420
6.15%, 9/1/2011	1,635,000	1,705,943
		13,633,563
Oklahoma 0.8%
Oklahoma, Sales & Special Tax Revenue, Turnpike Authority, 7.875%, 1/1/2021	355,000	358,639
Tulsa, OK, Airport Revenue, Prerefunded, 7.7%, 6/1/2013 (b)	3,315,000	3,315,000
		3,673,639
Oregon 3.4%
Oregon, Other (REV) Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,413,914
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,278,067
Oregon, State GO Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (b)	1,000,000	1,162,730
Oregon, State (REV) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (b)	1,000,000	1,162,730
Portland, OR, Special Assessment Revenue, Downtown Waterfront: Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,368,894
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,411,500
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,042,554
		15,840,389
Pennsylvania 0.6%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,574,446
South Carolina 0.8%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,429,680
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	2,000,000	2,168,640
		3,598,320
Tennessee 2.7%
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,127,577
Shelby County, TN, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, Methodist Healthcare, 6.5%, 9/1/2026	7,000,000	7,170,030
		12,297,607
Texas 20.0%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax: 6.0%, 11/15/2013 (b)	3,190,000	3,523,068
6.0%, 11/15/2015 (b)	3,480,000	3,817,838
6.0%, 11/15/2016 (b)	3,625,000	3,967,273
Dallas, TX, Transportation/Tolls Revenue, Turnpike Authority, 5.5%, 1/1/2015 (b)	14,605,000	15,423,464
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (b)	6,500,000	6,934,265
EL Paso, TX, State GO: 5.875%, 8/15/2012	1,000,000	1,073,410
5.875%, 8/15/2013	1,570,000	1,679,209
5.875%, 8/15/2014	1,665,000	1,774,440
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	5,739,580
Houston, TX, Airport Revenue, People Mover Project, Series A, 5.5%, 7/15/2017	3,300,000	3,351,942
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014	3,960,000	4,251,575
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, 6.4%, 3/1/2030	17,000,000	17,776,560
Red River, TX, School District (REV) Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	5,721,862
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	4,787,850
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,727,835
Texas, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	5,000,000	5,029,700
Texas, State GO, College Student Loans, 5.0%, 8/1/2021	4,015,000	3,762,898
		93,342,769
Utah 0.1%
Utah, Single Family Housing Revenue, Housing Finance Agency, Series B2, 6.65%, 7/1/2026	230,000	235,612
Virginia 2.9%
Washington D.C., Airport Revenue, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,393,047
Washington 8.8%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,237,894
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,163,901
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,125,967
Skagit County, WA, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014	1,570,000	1,700,137
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024	3,000,000	3,026,640
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (b)	3,000,000	3,308,940
Washington, Electric Revenue, Nuclear Project No. 1: Series B, 5.6%, 7/1/2015 (b)	1,995,000	2,086,630
Series B, Prerefunded, 5.6%, 7/1/2015 (b)	5,000	5,301
Washington, Electric Revenue, Nuclear Project No. 2, Series A, 5.0%, 7/1/2012	10,200,000	10,531,500
Washington, Electric Revenue, Nuclear Project No. 3, Series B, 5.6%, 7/1/2015 (b)	1,000,000	1,045,930
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (b)	1,500,000	1,547,370
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,136,960
Series A, 5.5%, 7/1/2016	4,835,000	5,084,873
		41,002,043
West Virginia 3.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Area Medical Center:
Series A, 6.75%, 9/1/2022	12,000,000	12,939,360
Series A, 6.75%, 9/1/2030	2,000,000	2,139,480
West Virginia, Hospital & Healthcare Revenue, Oak Hill Hospital, Series B, 6.75%, 9/1/2030	2,000,000	2,139,480
		17,218,320
Wisconsin 1.2%
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,492,340
Total Investment Portfolio - 154.7% (Cost $670,477,475) (a)		717,838,940
Other assets and liabilities - 2.4%		11,143,652
Remarketed preferred shares, at redemption value - (57.1)%		(265,000,000)
Net assets applicable to common shareholders - 100.0%		463,982,592

(a) The cost for federal income tax purposes was $670,311,323. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $47,527,617. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,600,341 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,072,724.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $670,477,475)	$ 717,838,940
Cash	603,598
Interest receivable	12,515,883
Total assets	730,958,421
Liabilities
Payable for investments purchased	973,370
Dividends payable	209,646
Accrued management fee	323,579
Other accrued expenses and payables	469,234
Total liabilities	1,975,829
Remarketed preferred shares, at redemption value	265,000,000
Net assets	$ 463,982,592
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	773,811
Net unrealized appreciation (depreciation) on investments	47,361,465
Accumulated net realized gain (loss)	(15,564,275)
Paid-in capital	431,411,591
Net assets applicable to common shareholders	$ 463,982,592
Net Asset Value
Net Asset Value per common share ($463,982,592 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 20,093,765
Expenses: Management fee	1,984,174
Services to shareholders	39,089
Custodian fees	9,933
Auditing	35,432
Legal	19,634
Trustees' fees and expenses	18,386
Reports to shareholders	84,465
Remarketing fee	267,772
Other	97,084
Total expenses, before expense reductions	2,555,969
Expense reductions	(939)
Total expenses, after expense reductions	2,555,030
Net investment income	17,538,735
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	934,261
Net unrealized appreciation (depreciation) during the period on investments	341,451
Net gain (loss) on investment transactions	1,275,712
Dividends on remarketed preferred shares	(1,981,253)
Net increase (decrease) in net assets resulting from operations	$ 16,833,194

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001 (a)
Operations: Net investment income	$ 17,538,735	$ 35,495,683
Net realized gain (loss) on investment transactions	934,261	732,792
Net unrealized appreciation (depreciation) on investment transactions during the period	341,451	22,417,171
Dividends on remarketed preferred shares	(1,981,253)	(8,435,737)
Net increase (decrease) in net assets resulting from operations	16,833,194	50,209,909
Distributions to common shareholders from: Net investment income:	(13,979,746)	(27,959,493)
Increase (decrease) in net assets	2,853,448	22,250,416
Net assets at beginning of period	461,129,144	438,878,728
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $773,811 and $803,925, respectively)	$ 463,982,592	$ 461,129,144
Other Information
Shares outstanding at beginning of period	38,832,628	38,832,628
Shares outstanding at end of period	38,832,628	38,832,628

(a) Restated. See Note F.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[a,e]	2001[f]	2000[f]	1999[f]	1998[f]	1997[f]
Selected Per Share Data
Net asset value, beginning of period	$ 11.87	$ 11.30	$ 11.03	$ 12.41	$ 12.33	$ 12.31
Income (loss) from investment operations: Net investment income	.45[b]	.91[b]	.93[b]	.92[b]	.99	1.04
Net realized and unrealized gain (loss) on investment transactions	.04	.59	.42	(1.28)	.16	.05
Dividends to preferred shareholders (common share equivalent)	(.05)	(.21)	(.28)	(.18)	(.20)	(.20)
Total from investment operations	.44	1.29	1.07	(.54)	.95	.89
Less distributions from: Net investment income to common shareholders	(.36)	(.72)	(.80)	(.83)	(.87)	(.87)
Dilution resulting from remarketed preferred shares[c]	-	-	-	(.01)	-	-
Net asset value, end of period	$ 11.95	$ 11.87	$ 11.30	$ 11.03	$ 12.41	$ 12.33
Market value, end of period	$ 11.19	$ 11.37	$ 10.25	$ 10.31	$ 14.63	$ 14.13
Total Return
Based on net asset value (%)[d]	3.88**	11.93	10.40	(4.69)	7.96	7.57
Based on market value (%)[d]	1.64**	18.10	7.11	(24.40)	10.60	15.16

Years Ended November 30, (continued)	2002[a,e]	2001[f]	2000[f]	1999[f]	1998[f]	1997[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	464	461	439	428	478	471
Ratio of expenses before expense reductions (%)	1.12*	1.09	1.24	1.13	1.02	1.02
Ratio of expenses after expense reductions (%)	1.12*	1.09	1.24	1.12	1.02	1.02
Ratio of net investment income (loss) (%)	7.67*	7.72	8.48	7.76	8.04	8.66
Portfolio turnover rate (%)	8*	10	38	38	17	7
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	215	215
Asset coverage per share ($)	13,750	13,700	13,300	13,100	16,100	16,000
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income by an amount less than $.005, decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[f] As discussed in Note F to the financial statements, in 2001 the Fund changed its method of classifying preferred stocks.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $16,233,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($7,135,000), November 30, 2007 ($5,496,000) and November 30, 2008 ($3,602,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $27,324,600 and $27,246,880, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $20,321, of which $6,786 is unpaid at May 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2002, the Fund's custodian and transfer agent fees were reduced by $939 and none, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to December 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $151,269 increase in cost of securities and a corresponding $151,269 decrease in net unrealized appreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $15,408, decrease unrealized appreciation by $14,883 and decrease net realized gains by $525. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Effective December 1, 2001, the Fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the Fund's control should be presented outside of net assets in the statement of assets and liabilities. In adopting EITF D-98, the Fund's net assets as of November 30, 2001 in the statement of changes in net assets is restated by excluding preferred stock valued at $265,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $1,981,253 and $8,435,737 in the net increase (decrease) in net assets from operations for the period ended May 31, 2002 and November 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock, if any, was reclassified from distributions to amounts from investments operations for each period presented in the financial highlights.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust, formerly Kemper Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. (``UMB'') as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (``Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distribution.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will Issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219151
Kansas City, Missouri 64121-6066
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not held in shareholder's name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank ("UMB") will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Municipal Income Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect twelve Trustees to the Board of Trustees of the fund, with ten Trustees to be elected by the holders of the Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only.

	Number of Votes:
	For	Withheld
John W. Ballantine	30,693,721	747,300
Lewis A. Burnham	30,667,080	773,941
Mark S. Casady	30,691,876	749,145
Linda C. Coughlin	30,681,393	759,628
Donald L. Dunaway	30,682,337	758,684
James R. Edgar	30,682,041	758,980
Robert B. Hoffman	30,666,761	774,260
Shirley D. Peterson	30,672,692	768,329
Fred B. Renwick	30,658,065	782,956
William P. Sommers	30,654,168	786,853
William F. Glavin	38,981	119
John G. Weithers	38,981	119

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
29,950,184	911,061	604,929

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
30,761,111	405,203	299,860

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes